Exhibit 10.15

SECOND AMENDMENT TO LEASE

I. PARTIES AND DATE.

This Second Amendment to Lease (“Amendment”) dated July 11, 2018, is by and between THE IRVINE COMPANY LLC, a Delaware limited liability company (“Landlord”), and AXONICS MODULATION TECHNOLOGIES, INC., a Delaware corporation (“Tenant”).

II. RECITALS.

On November 30, 2017, Landlord and Tenant entered into a lease, for space in a building located at 26 Technology Drive, Suite 100, Irvine, California (“Premises”), which lease was amended by a First Amendment to Lease dated April 12, 2018. The foregoing lease, as so amended, is herein referred to as the “Lease”.

Landlord’s affiliate, Irvine Business Center LLC, a Delaware limited liability company (“Landlord’s Affiliate”), and Tenant are also parties to a lease dated August 6, 2014 (“IBC Lease”) for premises located at 7575 Irvine Center Drive, Suite 200, Irvine, California (“Irvine Center Drive Premises”), and Landlord and Tenant originally intended that the Lease be contingent upon the execution of an agreement for the termination of the IBC Lease effective on the Commencement Date of the Lease (the “Termination Contingency”).

Landlord and Tenant now each desire to modify the Lease, as set forth in “III. MODIFICATIONS” next below, to eliminate and remove the Termination Contingency in order that Tenant may continue to lease and occupy the Irvine Center Drive Premises pursuant to the IBC Lease.

III. MODIFICATIONS.

A. Removal of Contingency. Section 1 of Exhibit G to the Lease is hereby deleted in its entirety and of no further force and effect. The “Security Deposit” under the IBC Lease will continue to be held by Landlord’s Affiliate pursuant to the IBC Lease and will not be delivered to Landlord to serve as a portion of the Security Deposit under the Lease. Accordingly, within 10 business days after the mutual execution of this Amendment, Tenant shall deliver to Landlord any resulting deficiency in the Security Deposit funds previously delivered to Tenant under the Lease.

IV. GENERAL.

A. Effect of Amendment. The Lease shall remain in full force and effect and unmodified except to the extent that it is modified by this Amendment.

B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

C. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

D. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

E. Counterparts; Digital Signatures. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, or other e-signature) of this Amendment, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.

V. EXECUTION.

Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD:		TENANT:

THE IRVINE COMPANY LLC,		AXONICS MODULATION TECHNOLOGIES, INC.,
a Delaware limited liability company		a Delaware corporation

By	/s/ Steven M. Case	By	/s/ Dan Dearen
	Steven M. Case		Printed Name Dan Dearen
	Executive Vice President		Title COO & CFO

By	/s/ Holly McManus	By	/s/ Raymond W. Cohen
	Holly McManus		Printed Name Raymond W. Cohen
	Vice President, Operations		Title CEO
Office Properties

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